UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2024

Trevi Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38886	45-0834299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 16th Floor New Haven, Connecticut	06510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 304-2499

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TRVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2024, Trevi Therapeutics, Inc. (the “Company”) announced that James Cassella, Ph.D., had agreed to join the Company as its Chief Development Officer. In connection with his appointment as Chief Development Officer of the Company, on September 27, 2024, Dr. Cassella resigned from his position as a member of the Board of Directors of the Company, effective as of September 30, 2024.

On September 30, 2024, the Company also announced that David Clark, MBChB, MRCP, had stepped down as the Company’s Chief Medical Officer, effective as of September 27, 2024. In connection with the termination of his employment, the Company has agreed to provide Dr. Clark the separation benefits provided under the Company’s Executive Separation Benefits and Retention Plan, subject to the execution by Dr. Clark of a severance and release of claims agreement containing, among other things, a general release of claims, an agreement not to disparage the Company and a reaffirmation of his confidentiality, non-solicitation and non-compete obligations under his existing invention and non-disclosure agreement and non-competition and non-solicitation agreement with the Company.

Dr. Clark has also agreed to provide consulting services to the Company. Under the consulting arrangement, the Company will pay Dr. Clark consulting fees at a rate of $400 per hour.

A copy of the Company’s press release announcing Dr. Cassella’s appointment and Dr. Clark’s departure is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 30, 2024*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The information contained in this Exhibit 99.1 attached hereto relating to Item 5.02 shall be deemed to be furnished, and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVI THERAPEUTICS, INC.

Date: September 30, 2024	By:	/s/ Lisa Delfini
Name: Lisa Delfini
Title: Chief Financial Officer